                                                                       Exhibit B


                         NWI 1997 ACQUISITION PROPERTIES
                             (AS DEFINED IN NOTE 1)
                       COMBINED STATEMENTS OF REVENUE AND
                          CERTAIN EXPENSES FOR THE YEAR
                  ENDED DECEMBER 31, 1996, FOR THE PERIOD FROM
                  AUGUST 1, 1995 (THE RENTAL COMMENCEMENT DATE)
                              TO DECEMBER 31, 1995
          AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Partners of Weeks Realty, L.P.

We have audited the accompanying combined statements of revenue and certain expenses of the NWI 1997 Acquisition Properties, as defined in Note 1, for each of the year ended December 31, 1996, and for the period from August 1, 1995 (the rental commencement date) to December 31, 1995. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenue and certain expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these financial statements exclude certain expenses that would not be comparable with those resulting from the operations of the NWI 1997 Acquisition Properties after their acquisition by Weeks Realty, L.P., a subsidiary of Weeks Corporation. The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Weeks Realty, L.P.'s Form 8-K and are not intended to be a complete presentation of the NWI 1997 Acquisition Properties' revenue and expenses.

In our opinion, the combined statements of revenue and certain expenses present fairly, in all material respects, the revenue and certain expenses (exclusive of expenses described in Note 1) of the NWI 1997 Acquisition Properties for the year ended December 31, 1996, and for the period from August 1, 1995 (the rental commencement date) to December 31, 1995, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Atlanta, Georgia
February 13, 1998

                         NWI 1997 ACQUISITION PROPERTIES
                             (AS DEFINED IN NOTE 1)
               COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

--------------------------------------------------------------------------------
                                                                    Period From
                                 Nine Months         Year Ended     Aug. 1, 1995
                               Ended Sept. 30,        Dec. 31,       to Dec. 31,
(In thousands)                      1997                1996            1995
--------------------------------------------------------------------------------
                                 (Unaudited)
Revenue:
     Rental income              $        504       $       702    $     122
     Tenant reimbursements               108               114           12
--------------------------------------------------------------------------------
                                         612               816          134
--------------------------------------------------------------------------------

Certain Expenses:
     Property operating and
         maintenance                      64               110           29
     Real estate taxes                    83                52            4
--------------------------------------------------------------------------------
                                         147               162           33
--------------------------------------------------------------------------------

Revenue in Excess of
     Certain Expenses           $        465       $       654    $     101
================================================================================


The accompanying notes are an integral part of these statements.

                         NWI 1997 ACQUISITION PROPERTIES
          NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     Description of Real Estate Properties Acquired

     The accompanying financial statements include the combined operations (see "Basis of Presentation" below) of four industrial properties (the "NWI 1997 Acquisition Properties") located in Nashville, Tennessee and owned by NWI Warehouse Group, L.P. ("NWI"). NWI is a related party of Weeks Corporation (the "Company") and Weeks Realty, L.P. (the "Operating Partnership") resulting from its ownership interests in the Company and the Operating Partnership.

     On November 30, 1996, the Company, through the Operating Partnership, acquired the business operations of NWI and a significant portion of its industrial property portfolio. In conjunction with the initial closing transactions, the Company agreed, subject to completion of certain properties under development and the updating of its due diligence procedures, to acquire additional industrial properties from NWI. As detailed in the table below, the Company has acquired the following properties from NWI during 1997 on the dates detailed below.

        Date                                     Year          Square
      Acquired      Property Name             Constructed       Feet     Property Type
      ---------------------------------------------------------------------------------------------------
       3/31/97      277 Mallory Station Rd.      1995          127,285   Business distribution
       3/31/97      735 Melrose Ave.             1995          165,902   Bulk warehouse
       12/1/97      1000 Airpark Center          1997          106,122   Business distribution
       12/1/97      1411 Donelson Pike           1996          156,933   Bulk warehouse

     Basis of Presentation

     The accompanying combined financial statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the NWI 1997 Acquisition Properties after their acquisition by the Operating Partnership, such as property management fees, interest, depreciation, amortization and other costs not directly related to the future operations of the NWI 1997 Acquisition Properties.

     The two buildings acquired on March 31, 1997, commenced rental operations on August 1, 1995. The two buildings acquired on December 1, 1997, commenced rental operations in 1997. In periods prior to their rental commencement, the buildings were under development. As such, the accompanying statements of revenue and certain expenses reflect only periods subsequent to the commencement of rental operations.

     The unaudited combined financial statement for the period from January 1, 1997 to the earlier of the building acquisition dates or September 30, 1997 has been included to comply with the applicable rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of historical revenue and certain expenses for such properties for any period other than as defined herein. The historical revenue and certain expenses of the above listed properties subsequent to their acquisition dates have been excluded from this financial statement as such amounts are included in the historical financial statements of the Company.

     Use of Estimates

     The preparation of the combined statements of revenue and certain expenses in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     Revenue Recognition

     All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

2.   LEASING ACTIVITY:

     Future minimum rentals due under noncancelable operating leases with tenants as of December 31, 1996, are as follows (in thousands):

     ---------------------------------------------------------------------------
                Year                                      Amount
     ---------------------------------------------------------------------------

                1997                              $        1,110
                1998                                       1,107
                1999                                       1,087
                2000                                         928
                2001                                         369
             Thereafter                                      792
     ---------------------------------------------------------------------------
                                                  $        5,393
     ---------------------------------------------------------------------------

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $108,000 for the nine months ended September 30, 1997 (unaudited), $114,000 for the year ended December 31, 1996, and $12,000 for the period from August 1, 1995 to December 31, 1995. Certain leases contain options to renew.